Exhibit 99.2

Comerica Incorporated Third Quarter 2008 Financial Review October 17, 2008

Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are further economic downturns, changes in the pace of an economic recovery and related changes in employment levels, changes in real estate values, fuel prices, energy costs or other events that could affect customer income levels or general economic conditions, changes related to the headquarters relocation or to its underlying assumptions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, the interdependence of financial service companies and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of these and other factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Legal

Financial Results Overview *See Slide 4 for detail on certain items impacting these line items $ in millions, except per share data Data has been restated to reflect the results of Munder Capital Management as a discontinued operation 3Q08 2Q08 3Q07 Net Income* $28 $56 $181 Diluted EPS from continuing operations* $0.18 $0.37 $1.17 Return on equity from continuing operations 2.12% 4.26% 14.27% Net interest income* $466 $442 $503 Net interest margin* 3.11% 2.91% 3.66% Provision for loan losses $165 $170 $45 Noninterest income* $240 $242 $230 Noninterest expenses* $514 $423 $423 Tier 1 capital ratio 7.35% 7.45% 7.68%

The following table illustrates the after-tax impact of certain items on income from continuing operations Overview Financial Results Amount Per Share Amount Per Share Gains on Sales of Visa and Mastercard Shares $17 $0.11 $ 9 $0.06 Offer to repurchase ARS (61) (0.40) - - Tax-related non-cash charges to lease income (6) (0.04) (19) (0.13) Other tax-related items (1) - (13) (0.08) 3Q08 2Q08 Dollar amounts in millions, except per share data Excluding the tax-related leasing charge, net interest margin would have been 3.17% for 3Q08 and 3.10% for 2Q08

Third Quarter 2008 Results Highlights *Excludes Financial Services Division; Analysis of average 3Q08 compared to 2Q08 Average loans decreased 7% on an annualized basis Annualized noninterest-bearing deposit growth of 13%* Net interest margin of 3.17%, excluding the tax-related leasing charge Credit quality Net credit-related charge-offs and provisions stable Allowance for loan losses to total loans increased to 1.38% Rate of inflow to nonaccrual slowed CA residential real estate charge-offs were lower Capital ratios within targeted ranges

Auction Rate Securities (ARS) Providing a liquidity solution for our ARS customers Key differentiator: purchasing both Retail and Institutional customers' ARS Par value of eligible ARS estimated at approximately $1.5 billion Repurchases to take place throughout 4Q08 $61mm after-tax charge ($0.40 per share) recorded in 3Q08 22 basis point negative impact to 3Q08 Tier 1 Capital Ratio 3 basis point negative impact on net interest margin in the 4Q08 (est.) Current yield is in excess of funding costs (accretive going forward) Classified as Investment Securities Available-For-Sale (AFS) Underlying assets consist of closed-end mutual funds, student loans and municipal bonds Highlights

Net Interest Income NII & NIM Net interest income of $466 million $8 million third quarter impact from non-cash charge to lease income $30 million second quarter impact from non-cash charge to lease income Net interest margin of 3.17%, excluding 6 basis point impact from non-cash charge to lease income 7 basis point increase from 2Q08* Loan spread improvement Lower deposit rates *2Q08 net interest margin of 3.10%, excluding the 19 basis point impact from the tax-related non-cash lease income charge

Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Specialty Businesses Personal Banking Small Business Banking Private Banking Average Loans 16.5 7 6.4 4.6 6 2.1 4.3 4.6 Diverse Loan Portfolio Year-over-Year Average Loan Outstandings up 3% *Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, and Technology and Life Sciences Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective 3Q08: $51.5 billion Loans Midwest Western Texas Florida International Other Markets Avg Loans 19.1 16.4 7.7 1.9 2.3 4.1

Credit Quality 3Q08 2Q08 1Q08 Net credit-related charge-offs* to average total loans 0.90% $116MM 0.86% $113MM 0.85% $110MM Excluding CRE line of business 0.52% $59MM 0.35% $40MM 0.31% $35MM *Includes net loan charge-offs and net charge-offs on lending-related commitments CRE: Commercial Real Estate Credit Third quarter net credit-related charge-offs remained stable and were consistent with full year outlook; Net charge-offs related to CRE were lower Provision for credit losses of $174 million exceeded credit related charge-offs of $116 million Outlook for fourth quarter is for continued stability in net credit related charge-offs

Credit Quality 3Q08 2Q08 1Q08 Nonperforming assets to total loans and foreclosed property Excluding CRE Line of Business 1.71% $881MM 0.76% $342MM 1.44% $748MM 0.59% $265MM 1.07% $560MM 0.39% $177MM Allowance for loan losses to total loans 1.38% 1.28% 1.16% Allowance for loan losses to nonperforming loans 82% 91% 112% Credit Inflows to nonperforming assets slowed in 3Q08, particularly related to residential real estate development

Commercial Real Estate Middle Market Small Business Banking Global Corp Banking Other Business Lines 539.161 151.99 77.021 39.586 54.9251 Granular Nonaccrual Loans Sept 30, 2008: $863 million By Line of Business Period-end balances in $ millions (MM) 48% of nonaccrual loans located in the Western market Average write-down to nonaccrual loans: 32% Granularity of commercial nonaccrual loans: Outstanding # of Relationships Under $5MM $301 455 $5-$10MM 211 29 $10-$25MM 295 22 Over $25MM 56 2 Total $863 498 Credit

Midwest Western Texas Florida Other Markets 41.693 58.63 3.253 7.921 0.946 Net Loan Charge-offs by Geography 3Q08: $116 million 2Q08: $112 million $ in millions Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Credit Midwest Western Texas Florida Other Markets 44.012 50.703 8.778 3.103 9.118

Single Family Land Development Land Carry Retail Multi-family Commercial Office Multi-use 1.3 0.6 0.7 1 0.8 0.3 0.5 0.4 Western Michigan Texas Florida Other Markets 2.4 0.8 1.1 0.7 0.6 Commercial Real Estate Line of Business Sept 30, 2008 Loan Outstandings: $5.6 billion* By Project Type By Geography Period-end balances in $billions; Geography reflects location of property; additional CRE information can be found in the appendix * Excludes $1.4B in Commercial Real Estate line of business loans not secured by real estate Credit

Midwest Western Florida Other Markets 12.248 56.927 2.539 1.139 Midwest Western Texas Florida Other 11.022 39.323 1.563 1.172 4.356 Commercial Real Estate Line of Business Net Loan Charge-offs 3Q08: $57 million 2Q08: $72 million $ in millions Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Credit

Western Market Commercial Real Estate Line of Business Smaller local developers Approx. 140 projects Reduced from $932 million at 12/31/07 87% watch list** 34% of total nonaccrual loans ($296 million) Other CRE Businesses Western Local RRE National RRE Developers 1 0.7 0.8 Sept 30, 2008: $2.5 billion September 30, 2008 balances in $billions * RRE: Residential Real Estate; Based on location of booking office; includes CA, AZ and NV **Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans Western Local RRE* $0.6B Western Market Local Residential Real Estate Developer Portfolio: Credit National RRE Developers $0.8B Other CRE Businesses $1.1B

Consumer Loan Portfolio 9% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented 1% of total nonaccrual loans ($12 million) Third quarter net loan charge-offs of $5 million Consumer loans-Other Consumer Loans-HELOC Residential Mortgages 20 38 42 3Q08: $4.5 billion 3Q08 averages in $billions Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers. The residential mortgages we originate through our banking centers are typically sold to a third party. (2) The "other" category includes automobile, personal watercraft, student and recreational vehicle loans. Consumer Loans - Home Equity $1.7B 38% Consumer Loans - Other (2) $0.9B 20% Residential Mortgage Loans (1) $1.9B 42% Credit

Automotive Manufacturer Exposure Declining 12/05 12/06 12/07 8/08 Exposure: Dealer $ 6.6 $ 7.4 $ 7.3 $ 7.1 Other Automotive: Domestic Ownership $ 3.3 $ 2.9 $ 2.6 $ 2.4 Foreign Ownership 1.5 1.3 1.1 1.1 Total Other Automotive $ 4.8 $ 4.2 $ 3.7 $ 3.5 Outstandings: Dealer $ 4.8 $ 5.6 $ 5.4 $ 4.7 Other Automotive: Domestic Ownership $ 2.0 $ 1.7 $ 1.4 $ 1.3 Foreign Ownership 0.7 0.5 0.4 0.3 Total Other Automotive $ 2.7 $ 2.2 $ 1.8 $ 1.6 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 NPA's 43 49 46 39 20 17 16 16 13 9 Period-end in $billions Exposure includes committed and discretionary facilities (undrawn and outstanding) Credit Non-Dealer Auto Highlights: Exposure and outstandings declining Non-accruals continue to decrease FY07 net recovery of $2.2 million YTD 08 net charge-off of $0.1 million down 37%

3Q07 4Q07 1Q08 2Q08 3Q08 2QPE 3QPE Avg Noninterest-bearing 8.265 8.473 8.728 8.825 9.104 PE Noninterest-bearing 9.41 10.246 Growing Noninterest Deposits Average core deposits* of $31.4 billion Average core noninterest- bearing deposits* grew $279 million or 13% Period-end core deposits* of $32.3 billion Period-end core noninterest-bearing deposits* up $836 million Period-end customer CDs up $401 million $ in billions; 3Q08 vs 2Q08 annualized; Period-end (PE) comparisons of 9/30/08 to 6/30/08 *Core deposits exclude Institutional CDs, foreign office time deposits and Financial Services Division balances Deposits Noninterest-Bearing Deposits (Excludes Financial Services Division)

Multiple Funding Sources Good core deposit growth momentum Federal Home Loan Bank of Dallas $7.5 billion outstanding as of 9/30/08 Multi billion dollar funding capacity Term Auction Facility (TAF) Repo market Institutional & Retail Brokered CDs $8B liquid investment securities portfolio S&P and Fitch reaffirmed A+ rating Capital Equity Interest Bearing Deposits NIB Deposits M/T & L/T Funding S/T Wholesale Funding 5075 24058 10646 12880 10622 Short-term Debt 17% Interest- bearing Deposits 38% Noninterest- bearing Deposits 17% Medium- and Long- term Debt 20% Equity 8% 3Q08 Average Balances In addition to the funding sources above, Comerica maintains untapped capacity to borrow at the discount window

Optimizing Capital Usage Second Quarter Announcement: Loan portfolio optimization $2-3 billion reduction in outstandings targeted over next 12 months Appropriate credit standards, loan pricing and return hurdles SNCs* to include ancillary services at loan inception Potential sales of selected Residential Real Estate Development loans Expense control Slow Banking Center expansion Reduce line and support headcount in conjunction with loan portfolio optimization Capital *SNCs: Shared National Credits Third Quarter Progress: Loan portfolio optimization Avg. loans declined $859 million from 2Q08 Charge-offs stable & loan spreads increasing Several RRE development loan sales expected to close in Q4 Expense control Expect to open 28 banking centers in 2008 and approximately 17 in 2009 Headcount reduced by almost 2% since June 30

Solid Capital Position *Tier 1 Capital Ratio = Tier 1 Capital / Risk-adjusted Assets; Capital ratios estimated at Sept 30, 2008 Tier 1 Capital Ratio* of 7.35% Within target range of 7.25-8.25% Well in excess of regulatory "well-capitalized" minimum of 6% Tangible Common Equity Ratio of 7.60% Intend to reduce dividend 50% effective January 1, 2009 Loan Optimization Plan is working Quality of capital is strong Capital

2008 Full Year Outlook Loan growth: Low to mid single-digit average growth*, with loans declining in 4Q08 Investment securities: about $8 billion for 4Q08 plus $1.4 billion of ARS to be repurchased from customers in 4Q08 Net interest margin: about 3.05% (3.10% excl. lease income charge) Net credit-related charge-offs: about $450 million** Noninterest income: Mid single-digit increase* Noninterest expense: Low single-digit decrease* (excluding charge related to the offer to repurchase ARS) Effective tax rate: about 27% (about 20% for the remainder of 2008) Tier 1 capital ratio target range: 7.25-8.25% This outlook is provided as of October 17, 2008 * Percentage change over 2007 ** Provision for credit losses exceeding net credit-related charge-offs Full Year Outlook

Questions and Answers Ralph Babb Chairman and CEO Beth Acton EVP and Chief Financial Officer Dale Greene EVP and Chief Credit Officer Darlene Persons Director of Investor Relations

Appendix

Noninterest Income Deferred compensation asset returns: Decreased $10 million (offset by deferred compensation expense) Net securities gains: $14 million from sale of MasterCard shares (2Q08) $27 million from sale of Visa shares (3Q08) 3Q06* 4Q06* 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Noninterest Income 202 215 203 225 230 230 237 242 240 FSD Settlement Proceeds 3Q08 vs. 2Q08 $ in millions Appendix

Business Segment Contribution to Net Income YTD 9/08 % YTD 9/07 % Business Bank $184 78% $424 71% Retail Bank 67 29 123 20 Wealth & Institutional Management (17) (7) 57 9 234 100% 604 100% Finance (10) (32) Other* (31) (5) TOTAL $193 $567 $ in millions * Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division Appendix

Market Segment Contribution to Net Income YTD 9/08 % YTD 9/07 % Midwest $191 81% $234 38% Western (21) (9) 193 32 Texas 49 21 71 12 Florida (7) (3) 8 1 Other Markets (3) (1) 59 10 International 25 11 39 7 234 100% 604 100% Finance and Other* (41) (37) TOTAL $193 $567 $ in millions * Includes discontinued operations and items not directly associated with the geographic markets Appendix

Investment Securities Portfolio Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae securities Average life of 3.9 years Increase in portfolio lowers net interest margin Assists in managing interest rate risk and providing liquidity cushion $ in millions 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Average Investment Securities Available-for-Sale 3887 3842 3745 4085 4405 5533 7222 8296 8146 % of Average Earning Assets 0.074 0.0721 0.0705 0.0752 0.0806 0.0977 0.1213 0.1358 0.1359 Appendix

Loans By Geographic Markets 3Q08 2Q08 Q - Q% Chg 3Q07 Y - Y% Chg Midwest $19.1 $19.3 -1% $18.6 3% Western 16.4 16.9 -3% 16.6 -1% Texas 7.7 7.8 -1% 6.9 11% Florida 1.9 1.9 3% 1.7 12% Other Markets 4.1 4.2 -2% 4.0 2% International 2.3 2.3 -3% 2.1 6% TOTAL $51.5 $52.4 -2% $49.9 3% Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA Appendix

Loans by Line of Business 3Q08 2Q08 Q - Q% Change 3Q07 Y - Y% Change Middle Market $16.5 $16.9 -2% $16.3 1% Commercial Real Estate 7.0 7.1 -1% 6.8 3% Global Corporate Banking 6.4 6.3 2% 5.6 16% National Dealer Services 4.6 5.2 -11% 5.0 -9% Specialty Businesses* 6.0 6.0 -2% 6.1 -3% SUBTOTAL - BUSINESS BANK $40.5 $41.5 -2% $39.8 2% Small Business Banking 4.3 4.3 0% 4.0 6% Personal Banking 2.1 2.1 1% 2.1 1% SUBTOTAL - RETAIL BANK $6.4 $6.4 0% $6.1 4% Private Banking 4.6 4.5 3% 4.0 16% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $4.6 $4.5 3% $4.0 16% TOTAL $51.5 $52.4 -2% $49.9 3% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: FSD, Entertainment, Energy, Leasing and TLS Appendix

Third Quarter 2008 Average Loans Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $8.1 $5.0 $2.0 $0.3 $1.1 $-- $16.5 Commercial Real Estate 1.3 2.5 1.3 0.5 1.4 -- 7.0 Global Corporate Banking 1.9 1.1 0.3 0.1 0.7 2.3 6.4 National Dealer Services 0.7 2.9 0.3 0.4 0.3 -- 4.6 Specialty Businesses* 1.2 2.2 2.1 0.0 0.5 -- 6.0 SUBTOTAL - BUSINESS BANK $13.2 $13.7 $6.0 $1.3 $4.0 $2.3 $40.5 Small Business Banking 2.3 1.0 1.0 -- -- -- 4.3 Personal Banking 1.7 0.1 0.2 -- 0.1 -- 2.1 SUBTOTAL - RETAIL BANK $4.0 $1.1 $1.2 $-- $0.1 $-- $6.4 Private Banking 1.9 1.6 0.5 0.6 -- -- 4.6 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.9 $1.6 $0.5 $0.6 $-- $-- $4.6 TOTAL $19.1 $16.4 $7.7 $1.9 $4.1 $2.3 $51.5 $ in billions; geography based on office of origination. * Specialty Businesses includes: FSD, Entertainment, Energy, Leasing and TLS Appendix

Commercial Real Estate Loan Portfolio Owner Occupied/Other* Real Estate Construction Commercial Mortgage 9523 4034 1629 3Q08: $15.2 billion 3Q08 averages in $billions *Included in Commercial Real Estate line of business Commercial Real Estate line of business: Nonaccrual loans of $539 million Loans over $2 million transferred to nonaccrual totaled $145 million Net loan charge-offs of $57 million Appendix

Real Estate Construction Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Residential: Single Family $706 $77 $116 $184 $93 $1176 Land Development 245 87 161 36 50 579 Subtotal $951 $164 $277 $220 $143 $1755 Other CRE: Retail 241 135 301 68 64 809 Multi-family 148 15 170 103 119 555 Multi-use 202 33 46 62 16 359 Office 134 21 88 7 29 279 Comml/Other 82 28 34 5 31 180 TOTAL $1758 $396 $916 $465 $402 $3937 Sept 30, 2008 period-end $ in millions Geography reflects location of property Appendix

Commercial Mortgage Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Residential: Land Carry $380 $168 $63 $85 $31 $727 Single Family 18 3 4 9 7 41 Subtotal $398 $171 $67 $94 $38 $768 Other CRE: Multi-family 18 66 60 81 67 292 Office 97 55 38 18 6 214 Retail 82 60 4 3 52 201 Comml/Other 57 33 6 0 23 120 Multi-use 7 11 0 0 56 74 TOTAL $659 $396 $175 $196 $242 $1668 Sept 30, 2008 period-end $ in millions Geography reflects location of property Appendix

Commercial* CRE Line of Business Consumer* 35 73 4 Commercial* CRE Line of Business Consumer* 54 57 5 Net Loan Charge-offs by Loan Type 3Q08: $116 million 2Q08: $112 million $ in millions * Commercial includes commercial loans, lease financing, international and owner-occupied commercial real estate; Consumer includes residential mortgage and consumer loans Appendix

Single Family Land Carry Land Development 69.5 17.9 12.6 San Diego Sacremento Valley L.A. Riverside San Joaquin Valley Arizona Nevada Ventura San Bernardino Other Regions 22 4.5 13.7 7.7 5.2 6.8 6.4 4.2 3.6 25.9 Western Market Local Residential Real Estate Developer Portfolio Sept 30, 2008 Loan Outstandings: $0.6 billion By Project Type By Region* September 30, 2008 period-end balances in $billions; includes California, Arizona and Nevada * Region reflects project location Appendix

Home Equity Portfolio Other Markets Midwest Western Texas Florida 1 70 17 10 2 78% home equity lines and 22% home equity loans* Avg. FICO score of 750 at origination* 84% have CLTV ^ 80%* Average loan vintage is 3.59 years* Geographic Breakdown Midwest 70% Texas 10% Western 17% *Data on loans booked through our Consumer Loan Center which encompasses about 89% of our Home Equity Lines and Loans 3Q08 averages in $billions Geography based on office of origination 3Q08: $1.7 billion Florida 2% Appendix Other Markets 1%

Western Midwest Florida Texas Other 2.8 0.8 0.4 0.3 0.3 Franchise Distribution* Toyota / Lexus 22% Honda / Acura 19% Ford 12% General Motors 7% Mercedes 7% Nissan / Infinity 6% Other European 6% Chrysler 5% Other Asian 5% Other** 11% 3Q08 Average Loans Outstanding: $4.6 billion Midwest $0.8B 17% Western $2.8B 61% Texas $0.3B 6% Florida $0.4B 9% Geographic Dispersion * Franchise distribution based on June 30, 2008 period-end outstandings ** "Other" includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Diversified National Dealer Services Business Other Markets $0.3B 7% Appendix

Plan to open about 17 new banking centers in 2009 Location of New Banking Centers 2005 2006 2007 9/08 Full Year 2008 Total 9/08 California 8 12 13 8 14 90 Arizona 2 2 3 2 4 10 Texas 7 7 12 2 9 80 Florida 0 3 0 1 1 10 Michigan 1 1 2 0 0 234 Total 18 25 30 13 28 424 Slowing Banking Center Expansion Capital

Line of Business Deposits 3Q08 2Q08 3Q07 Middle Market $4.3 $4.3 $4.0 Commercial Real Estate 0.8 0.9 1.0 Global Corporate Banking 3.9 3.7 3.4 National Dealer Services 0.1 0.1 0.1 Specialty Businesses1 > Excluding FSD 5.8 3.4 6.4 3.6 7.4 3.6 SUBTOTAL - BUSINESS BANK >Excluding FSD $14.9 $12.5 $15.4 $12.6 $15.9 $12.1 Small Business Banking 3.9 3.9 3.9 Personal Banking 12.7 13.1 13.2 SUBTOTAL - RETAIL BANK $16.6 $17.0 $17.1 Private Banking 2.4 2.5 2.4 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.4 $2.5 $2.4 Finance/Other2 6.0 8.9 5.7 TOTAL > EXCLUDING FSD $39.9 $37.5 $43.8 $41.0 $41.1 $37.3 Average deposits in $billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Inst. CD's: 3Q08 - $5.2B; 2Q08 - $7.7B; 3Q07 - $5.2B Appendix

Third Quarter 2008 Average Deposits Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $0.8 $3.2 $0.2 $0.0 $0.1 $-- $4.3 Commercial Real Estate 0.1 0.2 0.1 0.1 0.3 -- 0.8 Global Corporate Banking 2.0 0.5 0.3 0.0 0.3 0.8 3.9 National Dealer Services 0.1 0.0 0.0 0.0 0.0 -- 0.1 Specialty Businesses1 0.1 4.7 0.5 0.0 0.5 -- 5.8 SUBTOTAL - BUSINESS BANK $3.1 $8.6 $1.1 $0.1 $1.2 $0.8 $14.9 Small Business Banking 1.9 1.0 1.0 -- -- -- 3.9 Personal Banking 10.2 0.9 1.6 -- -- -- 12.7 SUBTOTAL - RETAIL BANK $12.1 $1.9 $2.6 $-- $-- $-- $16.6 Private Banking 0.7 1.2 0.3 0.2 0.0 -- 2.4 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.2 $0.3 $0.2 $0.0 $-- $2.4 Finance/Other2 6.0 -- -- -- -- -- 6.0 TOTAL $21.9 $11.7 $4.0 $0.3 $1.2 $0.8 $39.9 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $5.2B in Institutional CD's; included in Finance Division segment Appendix

Financial Services Division Data 3Q08 2Q08 3Q07 Average Balance Sheet Noninterest-bearing $1.6 $1.8 $2.6 Interest-bearing 0.9 1.0 1.2 Total Deposits $2.5 $2.8 $3.8 Total Loans $0.4 $0.5 $1.2 Noninterest Expenses Customer Services $2 $3 $11 Average Rates FSD Loans (Primarily Low-rate) 1.74% 1.42% 0.71% FSD Interest-bearing Deposits 1.65% 1.81% 4.06% Balance Sheet data in $billions; Noninterest Expense data in $millions 2008 Full Year Outlook: Average noninterest-bearing deposits are expected to be about $1.6 to $1.7 billion Average loans are expected to fluctuate with the level of noninterest-bearing deposits Appendix